UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-21189

Registrant Name:

PIMCO New York Municipal Income Fund III

Address of Principal Executive Offices:

1633 Broadway

New York, NY 10019

Name and Address of Agent for Service:

Lawrence G. Altadonna

1633 Broadway

New York, NY 10019

Registrant’s telephone number, including area code:

212-739-3371

Date of Fiscal Year End: September 30, 2014

Date of Reporting Period: June 30, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO New York Municipal Income Fund III

June 30, 2014 (unaudited)

Principal Amount (000s)			Value*
NEW YORK MUNICIPAL BONDS & NOTES - 95.3%
	$1,000	Brooklyn Arena Local Dev. Corp. Rev., Barclays Center Project, 6.375%, 7/15/43	$1,112,630
	1,500	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	1,614,465
	730	Dutchess Cnty. Industrial Dev. Agcy. Rev., Elant Fishkill, Inc., 5.25%, 1/1/37, Ser. A	658,723
	1,000	Erie Cnty. Industrial Dev. Agcy. Rev., 5.25%, 5/1/25, Ser. A	1,162,730
	4,000	Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47, Ser. A	4,562,800
	1,500	Long Island Power Auth. Rev., 5.75%, 4/1/39, Ser. A	1,692,405
		Metropolitan Transportation Auth. Rev.,
	500	5.00%, 11/15/34, Ser. B	552,080
	2,000	5.00%, 11/15/42, Ser. C	2,168,160
	4,000	5.00%, 11/15/43, Ser. B	4,333,200
		Monroe Cnty. Industrial Dev. Corp. Rev.,
	1,500	Unity Hospital Rochester Project, 5.50%, 8/15/40 (FHA)	1,695,615
	1,750	University of Rochester, 5.00%, 7/1/43, Ser. A	1,912,907
	500	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	289,815
	2,590	New York City, GO, 5.00%, 8/1/31, Ser. D-1	2,917,739
		New York City Industrial Dev. Agcy. Rev.,
	600	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	697,272
	2,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	2,667,478
	2,000	New York City Transitional Finance Auth. Future Tax Secured Rev., 5.00%, 11/1/42	2,216,740
	2,000	New York City Trust for Cultural Res. Rev., 5.00%, 8/1/43, Ser. A	2,185,960
		New York City Water & Sewer System Rev., Second Generation Resolutions,
	5,000	4.75%, 6/15/35, Ser. DD (a)	5,319,400
	1,500	5.00%, 6/15/39, Ser. GG-1	1,644,255
	2,500	5.00%, 6/15/47, Ser. BB	2,722,600
	2,000	New York Counties Tobacco Trust II Rev., 5.75%, 6/1/43	2,000,020
		New York Liberty Dev. Corp. Rev.,
	4,000	4 World Trade Center Project, 5.75%, 11/15/51	4,458,800
	2,000	Bank of America Tower at One Bryant Park Project, 5.125%, 1/15/44	2,128,020
	1,050	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,164,429
	2,400	Goldman Sachs Headquarters, 5.50%, 10/1/37	2,852,016
	400	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	435,316
	600	Port Auth. of New York & New Jersey Rev., JFK International Air Terminal, 6.00%, 12/1/36	687,678
		State Dormitory Auth. Rev.,
	1,225	5.00%, 5/15/26	1,415,928
	2,000	5.00%, 12/15/27, Ser. A	2,333,940
	750	5.00%, 2/15/29, Ser. A	858,225
	1,000	5.00%, 3/15/38, Ser. A	1,099,450
	850	5.00%, 7/1/42, Ser. A	927,715
	250	NYU Hospitals Center, 6.00%, 7/1/40, Ser. A	284,983
	1,200	Teachers College, 5.50%, 3/1/39	1,324,596
	500	The New School, 5.50%, 7/1/40	545,185
	750	State Environmental Facs. Corp. Rev., 4.75%, 6/15/32, Ser. B	809,235
	1,600	State Thruway Auth. Rev., 5.00%, 1/1/42, Ser. I	1,716,640
		State Urban Dev. Corp. Rev.,
	2,400	5.00%, 3/15/35, Ser. B	2,465,568
	2,200	5.00%, 3/15/36, Ser. B-1 (a)	2,419,824
	2,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (a)	2,234,020
	1,400	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	1,497,006
		TSASC, Inc. Rev., Ser. 1,
	2,000	5.00%, 6/1/26	1,966,460
	100	5.00%, 6/1/34	84,260
	500	5.125%, 6/1/42	413,050
	2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	2,002,060
	600	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	674,898
	100	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	104,723

Total New York Municipal Bonds & Notes (cost-$75,061,479)			81,031,019

OTHER MUNICIPAL BONDS & NOTES - 2.8%

District of Columbia - 0.2%
	175	Tobacco Settlement Financing Corp. Rev., 6.50%, 5/15/33	197,589

Ohio - 2.0%
	1,950	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2	1,671,209

U. S. Virgin Islands - 0.6%
	500	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	526,775

Total Other Municipal Bonds & Notes (cost-$2,303,618)			2,395,573

SHORT-TERM INVESTMENTS - 1.9%

U.S. Government Agency Securities - 1.6%

1,300	Fannie Mae Discount Notes, 0.066%, 9/3/14 (b) (cost-$1,299,842)	1,299,850

Repurchase Agreements - 0.2%

200	Citigroup Global Markets, Inc., dated 6/30/14, 0.14%, due 7/1/14, proceeds $200,001; collateralized by U.S. Treasury Notes, 2.625%, due 8/15/20, valued at $204,837 including accrued interest (cost-$200,000)	200,000

U.S. Treasury Obligations - 0.1%

100	U.S. Treasury Bills, 0.046%, 11/13/14 (b) (cost-$99,983)	99,983

Total Short-Term Investments (cost-$1,599,825)		1,599,833

Total Investments (cost-$78,964,922) (c)-100.0%		$85,026,425

Schedule of Investments

PIMCO New York Municipal Income Fund III

June 30, 2014 (unaudited)

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Industrial Revenue	14.4%
Income Tax Revenue	13.4
Water Revenue	12.3
Transit Revenue	8.3
College & University Revenue	7.8
Tobacco Settlement Funded	7.5
Health, Hospital & Nursing Home Revenue	6.6
Miscellaneous Revenue	5.8
Miscellaneous Taxes	5.4
Highway Revenue Tolls	4.7
Recreational Revenue	4.4
Electric Power & Light Revenue	2.0
Lease (Appropriation)	1.4
Port, Airport & Marina Revenue	0.8

Total Revenue Bonds		94.8%
General Obligation		3.4
U.S. Government Agency Securities		1.6
Repurchase Agreements		0.2
U.S. Treasury Obligations		0.1

Total Investments		100.0%

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(a)	Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(b)	Rates reflect the effective yields at purchase date.
(c)	At June 30, 2014, the cost basis of portfolio securities for federal income tax purposes was $74,030,130. Gross unrealized appreciation was $6,328,469; gross unrealized depreciation was $283,713; and net unrealized appreciation was $6,044,756. The difference between book and tax cost was attributable to Inverse Floater transactions.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended June 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds & Notes and Variable Rate Notes — Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at June 30, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/14
Investments in Securities - Assets
New York Municipal Bonds & Notes	$—	$81,031,019	$—	$81,031,019
Other Municipal Bonds & Notes	—	2,395,573	—	2,395,573
Short-Term Investments	—	1,599,833	—	1,599,833

Totals	$—	$85,026,425	$—	$85,026,425

At June 30, 2014, there were no transfers between Levels 1 and 2.

Glossary:

AGC - insured by Assured Guaranty Corp.

AGM - insured by Assured Guaranty Municipal Corp.

FHA - insured by Federal Housing Administration

GO - General Obligation Bond

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO New York Municipal Income Fund III

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: August 13, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: August 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: August 13, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 13, 2014